                                                                   EXHIBIT 10.22


                              FIXED PRICE CONTRACT

CONTRACTOR: Dallas Security Systems, Inc. CONTRACT DATE: December 10,2003

PROJECT: Advanced Neuromodulation Systems Building Access Control System

CONTRACT TIME: All Work must be finally complete on or before _______________

CONTRACT SUM: $ 127,560.28

PAYMENT WITHIN 30 calendar days after Final Completion

This Fixed Price Contract ("Contract") is executed to be effective on the date set forth above ("Contract Date"). The parties to the Contract are:

         Advanced Neuromodulation Systems, Inc.                        ("Owner")
         6501 Windcrest Drive, Suite 100
         Plano, Texas 75024
         Owner's Representative: Myron Albert
         Telephone: (972) 309-8502  FAX:  (972) 309-8150
         E-mail address:  m.albert@ans-medical.com

         Dallas Security Systems, Inc.                            ("Contractor")
         10731 Rockwall Road
         Dallas, TX 75238
         Contractor's Representative: Joe Roza
         Telephone: (214) 553-6103 x137   FAX:  (214) 553-6110
         E-mail address:  jroza@dallassecurity.net

1. Contractor Obligations. In connection with the project described above ("Project"), Contractor shall furnish all materials, supplies, equipment, machinery, fixtures, tools, fees, approvals, permits, governmental fees, licenses, inspections, insurance, labor, and supervision necessary to perform the work ("Work") described on Exhibit A. Contractor represents and warrants that it is technically, financially, and legally ready, willing, and able to perform the Work hereunder and that it is familiar with and knowledgeable about the applicable laws and regulations, and government agency policy documents to the extent necessary to carry out its duties in a professional, complete, and compliant manner. Contractor further represents and warrants that Work performed by or delivered through Contractor shall be in accordance with the generally accepted standards of the profession at the time of performance and shall conform to the provisions of this Contract. Contractor shall replace any part of the Work that fails to comply with this Contract if such failure appears before Final Completion (as defined in Section 3 below). Additionally, Contractor shall remedy or replace any defects in the Work that appear within one year after Final Completion. All subcontractors must be approved by Owner.

         1.1 Independent Contractor. Contractor is an independent contractor and not an employee or agent of the Owner. Accordingly, neither Contractor nor any of Contractor's representatives shall hold themselves out as, or claim to be acting in the capacity of, an employee, agent, partner or joint venturer of Owner.

         1.2 Changes. From time to time, Owner may authorize changes in the Work, issue additional instructions, require additional Work or direct the omission of Work previously ordered. Only those changes in the Work that are approved on a written change order, shall be binding on Owner.

         1.3 Field Work - Contractor warrants that (a) field-related Work, labor and materials delivered by or through Contractor hereunder shall be performed, installed, completed and constructed in accordance with this Contract and all other documents provided to Contractor by Owner or Owner's engineer and performed in a safe, good and workmanlike manner, free from defects, and that any equipment utilized in connection with performance hereunder shall be in proper working order, and (b) any materials (provided by or through Contractor) incorporated in the Work shall be properly cleaned and decontaminated, and of generally accepted quality as required for the specific intended purpose (unless otherwise expressly consented to in advance and in writing by Owner).

         1.4 Compliance with Laws - Contractor warrants for itself and its officers, directors, employees, agents, subcontractors, and suppliers, at any tier, and their respective agents and employees, compliance with all applicable Federal, State, and local laws and regulations, as well as, but not limited to, permits and licenses concerning health, safety, and the protection of the environment and those concerning Equal Employment Discrimination Resulting from Age, and Utilization of Disadvantaged and Minority Business Enterprises (including, without limitation, the law commonly known as the Americans With Disabilities Act of 1990 and the Texas Accessibility Standards of the Architectural Barriers Act (Art. 9102, Texas Civil Statutes), and the regulations related thereto, as the foregoing may be amended from time to time). Without limiting the foregoing, Contractor shall also obtain all permits required to perform the Work in accordance with all laws and regulations.

         1.5 Patents - Contractor warrants that any Work furnished by or through Contractor shall be free of any claim of patent infringement.

         1.6 Warranty. Contractor warrants that, for a period of one year from the date of substantial completion (the "Warranty Period"), Contractor equipment installed hereunder and Work (i) shall be free from defects in material, manufacture, and workmanship and (ii) shall have the capacities and ratings set forth in Contractor's catalogs and bulletins. Substantial completion shall be the date that the Work is sufficiently complete so that Customer can utilize the Work for its intended use. If a defect is discovered within the Warranty Period, Contractor will correct the defect or furnish replacement equipment (or, at its option, parts therefor) and labor associated with the replacement of parts or equipment not conforming to this warranty. Liability shall be limited to Contractor's cost to correct and replace the defective Work and equipment. Contractor's warranties expressly exclude any remedy for damage or defect caused by abuse, modifications or repairs not performed by Contractor, improper operation, or normal wear and tear under normal usage.

2. Contract Sum. Subject to the conditions set forth in this Contract, as sole consideration for the proper and complete performance of the Work, Owner agrees to pay Contractor the amounts set forth above and listed on Exhibit A, ("Contract Sum"). Contractor may request interim payments of the Contract Sum as described in Section 4 below. Owner agrees to pay the Contract Sum (or the unpaid balance of the Contract Sum if Owner has made any interim payments) within 30-days following Final Completion.

3. Contract Time. Unless otherwise instructed by Owner, Contractor shall begin performance of the Work within three calendar days after the Contract Date, and shall thereafter diligently proceed with and finally complete the Work such that the Work is finally complete no later than April 15, 2004 (the "Contract Time"). The Work shall be considered finally complete ("Final Completion") when the Owner determines that all of the Work described on Exhibit A, and any Work required by change order, has been fully (as opposed to substantially) completed, including all punch list items, in accordance with this Contract. If, after the Work has begun, any unexpected conditions are encountered that will delay completion of the Work and which conditions cannot be mitigated through the reasonable efforts of Contractor, Contractor shall give Owner immediate written notice of such conditions, and if Owner approves same as a permissible delay (which approval shall not be unreasonably withheld) Contractor's sole and exclusive remedy shall be an equitable adjustment in the Contract Time to the extent approved by Owner (unless such conditions are the result of Owner's intentional and unjustifiable interference with the Work) but there shall be no adjustment in the Contract Sum.

4. Payment Schedule. Contractor shall submit an application for payment in the form set forth in Exhibit B to Owner by the 30th day of the month for Work performed through the 25th day of the current month. Subject to terms of this Contract, Contractor shall receive payment on or about the 25th day of the following month. Included with the submission of each Application and Certificate for Payment, beginning with the second request for payment, Contractor shall furnish to Owner a Contractor's "Partial Waiver of Liens" in the form set forth in Exhibit C and a certified statement accounting for the disbursement of funds received from Owner. Such statement shall itemize all disbursements to subcontractors and vendors. As a condition precedent to Owner's obligation to make any payment to Contractor, Owner will require that a Partial Waiver of Liens or a "Final Waiver of Liens" in the form set forth in Exhibit D, whichever is appropriate to the circumstances, be executed by Contractor and any subcontractors. In addition, if Owner has reason to believe that Contractor is not paying (or may not be able to pay) any of its subcontractors, Owner reserves the right to make payments jointly to Contractor and such subcontractors to the extent necessary to pay fully such subcontractors. Notwithstanding the foregoing, however, Owner shall not be obligated to make any payments to Contractor for Work which is defective or which is not performed in accordance with this Contract. Owner further reserves the right to retain 10% of the Contract Sum (and 10% of any interim payments) until 30-days following Final Completion. Pending resolution of any dispute arising under this Contract (other than a termination hereof), Contractor may not cease working and shall proceed diligently with the performance of this Contract, and Owner shall continue to make payments that are not in dispute in accordance with this Contract.

5. Insurance. Contractor shall satisfy the insurance obligations described on Exhibit D. The cost of this insurance shall be at no cost to Owner. Both parties agree to a mutual waiver of subrogation but only to the extent of the individual party's negligence.

6. Contractor's Remedy. Contractor shall give written notice to Owner of any alleged breach by Owner, and Owner shall have a reasonable time within which to cure any alleged breach. If Owner is in breach of this Contract, Contractor's exclusive remedies shall be (a) a reasonable extension of the Contract Time and
(b) a reasonable increase in the Contract Sum, which increase shall be limited to the actual, out-of-pocket costs and expenses incurred by Contractor as a direct result of Owner's breach.

7. Indemnification. Contractor and Owner shall indemnify and hold each other harmless from any and all claims, actions, costs, expenses, damages and liabilities, including reasonable attorneys' fees, resulting from death or bodily injury or damage to real or personal property, to the extent caused by the


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

negligence or misconduct of their respective employees or other authorized agents in connection with their activities within the scope of this Contract. Neither party shall indemnify the other against claims, damages, expenses or liabilities to the extent attributable to the negligence or misconduct of the other party. If the parties are both at fault, the obligation to indemnify shall be proportional to their relative fault. The duty to indemnify will continue in full force and effect, notwithstanding the expiration or early termination hereof, with respect to any claims based on facts or conditions that occurred prior to expiration or termination.

8. Safety. Contractor and its employees shall at all times comply with any and all safety programs in effect on the Project.

9.       Hazardous Substances.

         9.1 "Hazardous Substances" means any substance defined in or included under or regulated by any Federal, State, or local laws, rules, ordinances or regulations pertaining to environmental regulation, contamination, clean-up or disclosure ("Environmental Laws"). Contractor shall not transport to, use, generate, dispose of, or install any Hazardous Substances on any property on which the Work is performed in violation of Environmental Laws. In performing the Work, Contractor shall not cause or permit any release of Hazardous Substances into, or contamination of, the environment, including the soil, the atmosphere, any water course or ground water in violation of Environmental Laws. If Contractor encounters any Hazardous Substances, Contractor shall immediately notify Owner and shall immediately stop Work until further written authorization from Owner. Contractor shall be required to resume performance of the Work in the affected area only in the absence of Hazardous Materials or when the affected area has been rendered harmless.

         9.2 Owner warrants and represents that it is not aware of any Hazardous Materials on the Work site that will affect Contractor's Work and Owner has disclosed to Contractor the existence and location of any Hazardous Materials in all areas within which Contractor will be performing the Work. As between Owner and Contractor, Owner shall be responsible for any claims arising out of or relating to any Hazardous Materials on or about the Work site, not brought onto the Work site by Contractor.

10. Assignment. Contractor shall not assign this Contract (or any of its rights, duties or remedies under this Contract) without the prior written consent of Owner. Owner may, however, assign this Contract (and any of its rights, duties or remedies under this Contract) to any person or entity without notice to Contractor.

11. Termination. Owner reserves the right to terminate this Contract at any time for any reason in Owner's sole and absolute discretion upon not less than 48 hours' written notice to Contractor. Upon any such termination, Contractor shall immediately discontinue the Work and remove its equipment and employees from the Project. In the event of such a termination, Contractor, as its sole and exclusive remedy, shall be entitled to recover payment for all Work satisfactorily completed through the date of termination.

12. Entire Agreement. This Contract, together with all exhibits and referenced documents, constitutes the entire agreement between the parties regarding the performance of the Work and supersedes all prior understandings and negotiations (whether written or oral). All exhibits referenced in this Contract are attached hereto and incorporated herein by reference. This Contract can only be amended in writing


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

signed by both parties. When this Contract requires a matter to be subject to the consent or approval of Owner, such approval or consent must be in writing and may be granted or withheld at Owner's option (unless expressly provided otherwise herein). All unperformed obligations of Contractor shall survive the termination of this Contract. This Contract shall be governed by the laws of the State of Texas. The invalidity or unenforceability of any part of this Contract shall not invalidate or affect the remainder, which shall continue to govern the relative rights and duties of the parties as though the invalid or unenforceable part were not a part hereof.

13. Notices. All notices given under this Contract must be in writing and must be given to the parties at the addresses set forth above (or at such other address as the parties may specify by giving written notice to the other party in accordance with this Section). Notices given by mail shall be deemed delivered three business days after deposited in the U. S. Mail, Registered or Certified Mail, Return Receipt Requested. Notices given by any other means shall be deemed delivered when acknowledged by the party receiving notice.

14. Contract Price and Taxes. Contractor shall be responsible for all applicable sales, consumer, use and similar taxes. All taxes have been included in the Contract Price as shown in the attached Exhibit A.

15. Access. Contractor and its subcontractors shall be provided access to the Project site during regular business hours, or such other hours as may be requested by Contractor and acceptable to the Project site's owner or tenant for the performance of the Work, including sufficient areas for parking of Contractor's and its subcontractors' vehicles, staging, mobilization, and storage. Contractor's access to correct any emergency condition shall not be restricted.

         15.1. Access to Certain Areas. Contractor and its subcontractors shall be provided access to the wire chases and above-ceiling areas, when necessary, during regular business hours, or such other hours as may be requested by Contractor and acceptable to Owner for the performance of the Work.

16. Utilities. Owner shall provide without charge to Contractor all water, heat, and utilities, including all conduit and electrical "stub-ups" (unless expressly provided otherwise herein), required for performance of the Work.

17. Other Owner Obligations. Owner shall provide for any "saw-cutting" and/or penetrations not otherwise specified for on Exhibit A.


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

This Contract is executed to be effective as of the Contract Date set forth above.

OWNER:

ADVANCED NEUROMODULATION SYSTEMS, INC.

_____________________________________________________
By:      /s/ F. Robert Merrill III
         ____________________________________________
Name:    F. Robert Merrill III
Title:   CFO

CONTRACTOR:

DALLAS SECURITY SYSTEMS, INC.

_____________________________________________________
By:      /s/ Ray Cherry
         ____________________________________________
Name:    Ray Cherry
Title:   V.P. Sales

ATTACHMENTS:

Exhibit A   --    Description of the Work and Contract Sum

Exhibit B   --    Application and Certificate for Payment

Exhibit C   --    Lien Waivers

Exhibit D   --    Insurance Requirements


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

                    DESCRIPTION OF THE WORK AND CONTRACT SUM

See attached "Schedule of Equipment and Labor," which is fully incorporated herein and made a part hereof by reference. Provided, however, the provision on the last page of the schedule, page 37 of 37 entitled "ITEMS NOT NORMALLY INCLUDED IN SCOPE OF WORK" and all items listed thereunder are hereby expressly deleted and superceded by the terms of this Contract.

                               EXHIBIT A - PAGE 1

                     APPLICATION AND CERTIFICATE FOR PAYMENT
                              FIXED PRICE CONTRACT

Contractor: Dallas Security Systems, Inc. Contract Date: __________________

Project: Advanced Neuromodulation Systems Building Access Control System

Date of Application _________________________ Application No. _____________

TO:      _________________                                           ("Owner")

1.       ORIGINAL CONTRACT SUM.....................................................................  $_______________

2.       TOTAL CHANGE ORDERS.......................................................................  $_______________

3.       CONTRACT SUM TO DATE (Line 1 + 2).........................................................  $_______________

4.       TOTAL COMPLETED & STORED TO DATE..........................................................  $_______________

5.       RETAINAGE:

         a.       _________   % of Completed Work..................................................  $_______________

         b.       _________   % of Stored Material.................................................  $_______________

                  Total Retainage..................................................................  $_______________

6.       TOTAL EARNED LESS RETAINAGE...............................................................  $_______________
         (Line 4 less Line 5 Total)

7.       LESS PREVIOUS PAYMENTS....................................................................  $_______________

8.       CURRENT PAYMENT DUE.......................................................................  $_______________

9.       BALANCE TO FINISH, PLUS RETAINAGE.........................................................  $_______________
         (Line 3 less Line 6)

The undersigned Contractor represents that, to the best of Contractor's knowledge, information, and belief, the Work covered by this application has been completed in strict accordance with the above-referenced Contract, that all amounts have been paid by Contractor for Work for which previous payments were received from Owner, and that the current payment requested herein represents a just estimate of reimbursement to Contractor. Contractor further represents that there are no known mechanic's liens or materialmen's liens outstanding at the date of this application, that all due and payable bills with respect to the Work have been paid to date or are included in the amount requested in this application, that, except for such bills not paid but so included, there is no known basis for the filing of any mechanic's liens or

                               Exhibit B - Page 1
materialmen's liens on the Work or the Project and that effective waivers and releases of liens have been obtained from all subcontractors.

This Application and Certificate for Payment is executed this _________________ day of __________________ , 20 _______ .

CONTRACTOR:

By:      _____________________________
Name:    _____________________________
Title:   _____________________________

THE STATE OF TEXAS         )
                           ) ss.
THE COUNTY OF _______      )

This instrument was acknowledged before me this __________ day of ____________ , 20 ________ , by _____________ , ______________, of __________________ , a
____________________ , on behalf of said ___________ .

                                 _______________________________________________
                                   Notary Public in and for the State of Texas

                               Exhibit B - Page 2

                             PARTIAL WAIVER OF LIENS
                              FIXED PRICE CONTRACT

Contractor: Dallas Security Systems, Inc. Contract Date: __________________

Project: Advanced Neuromodulation Systems Building Access Control System

         THAT the undersigned Contractor, in consideration of payment made to the undersigned of all sums due the undersigned for labor and/or materials supplied prior to, through and including the date of this waiver and release, and in connection with the Project, which Project is owned or leased by Advanced Neuromodulation Systems, Inc. or its affiliates ("Owner"), does hereby fully and finally waive and release any and all liens, claims, actions, and demands, and all rights to same, against Owner, the Project, the real property upon which the Project is located, and any and all other property owned by Owner or its affiliates, in connection with labor and/or services supplied by the undersigned to the Project prior to and through the date hereof; and

         THAT the undersigned Contractor does hereby acknowledge and represent that:

         1. Through the date hereof, the undersigned Contractor has received total payments in the amount of $ __________for labor and/or materials supplied to or for the Project; and

         2. The undersigned Contractor hereby acknowledges receipt of payment in full of all sums agreed and required to be paid to the undersigned in connection with the Project for all labor and/or materials supplied by the undersigned to or for the Project prior to, through, and including the date hereof, it being understood that retainage in the amount of $ ___________ is being withheld pursuant to the terms of the Contract.

         This instrument has been executed as of the ____________ day of ________, 20 _____ . CONTRACTOR:

CONTRACTOR:

By:      _____________________________
Name:    _____________________________
Title:   _____________________________

THE STATE OF TEXAS         )
                           ) ss.
THE COUNTY OF _______      )

This instrument was acknowledged before me this __________ day of ____________ , 20 ________ , by _____________ , , of __________________ , a
____________________ , on behalf of said ___________ .

                                 _______________________________________________
                                   Notary Public in and for the State of Texas

                               Exhibit C - Page 1

                              FINAL WAIVER OF LIENS
                              FIXED PRICE CONTRACT

Contractor: Dallas Security Systems, Inc. Contract Date: ______________________

Project: Advanced Neuromodulation Systems Building Access Control System

         THAT the undersigned Contractor, in consideration of payment made to the undersigned of all sums due the undersigned for labor and/or materials supplied prior to, through, and including the date of this waiver and release, and in connection with the Project, which Project is owned or leased by Advanced Neuromodulation Systems, Inc. or its affiliates ("Owner"), does hereby fully and finally waive and release any and all liens, claims, actions, and demands, and all rights to same, against Owner, the Project, the real property upon which the Project is located, and any and all other property owned by Owner or its affiliates, in connection with labor and/or services supplied by the undersigned to the Project prior to and through the date hereof; and

         THAT the undersigned Contractor does hereby acknowledge and represent that:

         1. Through the date hereof, the undersigned Contractor has received total payments in the amount of $ _____________ for labor and/or materials supplied to or for the Project; and

         2. The undersigned Contractor hereby acknowledges receipt of payment in full of all sums agreed and required to be paid to the undersigned in connection with the Project for all labor and/or materials supplied by the undersigned to or for the Project prior to, through, and including the date hereof.

         This instrument has been executed as of the ____________ day of ________, 20 _____ .

CONTRACTOR:

By:      _____________________________
Name:    _____________________________
Title:   _____________________________

THE STATE OF TEXAS         )
                           ) ss.
THE COUNTY OF _______      )

This instrument was acknowledged before me this __________ day of ____________ , 20 ________ , by _____________ , _____________, of __________________ , a
____________________ , on behalf of said ___________ .

                                 _______________________________________________
                                   Notary Public in and for the State of Texas

                               Exhibit C - Page 2

                             INSURANCE REQUIREMENTS

Contractor shall not commence the Work under this Contract until it has obtained insurance in compliance to the following requirements:

-    COVERAGE AND LIMITS

Contractor will purchase and maintain (with companies licensed to do business in the State of Texas and having rates of Best's Insurance Guide A/VII, or better) insurance coverages and amounts as set forth below:

            TYPE                             AMOUNT                                  OTHER REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------
1.  WORKERS' COMPENSATION     Texas Statutory Limits, if state      1.  Waiver of subrogation in favor of Insured
AND EMPLOYER'S LIABILITY      has no statutory limits then:         Parties (hereafter defined).
                              $1,000,000 each accident
                              $1,000,000 policy limit bodily
                              injury by disease
                              $1,000,000 each employee, bodily
                              injury by disease
-----------------------------------------------------------------------------------------------------------------------
2.  COMMERCIAL GENERAL        $1,000,000 per occurrence             1.  ISO form CG 0001 0196, or equivalent
LIABILITY (OCCURRENCE BASIS)  $2,000,000 general aggregate          2.  Insured Parties will be named as "additional
                              $2,000,000 product-completed          insureds" on ISO Form CG 2026 1185, or equivalent
                              operations aggregate limit.           3.  Waiver of subrogation in favor of Insured
                              $50,000 fire legal liability          Parties
                              $5,000 medical expense limit
-----------------------------------------------------------------------------------------------------------------------

-    EVIDENCE OF INSURANCE REQUIRED

Contractor shall not commence any Work of any kind under this Contract until all the insurance requirements contained in this Exhibit D have been provided and complied with, and until a Certificate of Insurance has been provided to Owner. Evidence to be delivered to Owner prior to commencing operations at the Site and at least 5 days prior to the expiration of current policies. THE "ACORD FORM 25 CERTIFICATES OF LIABILITY INSURANCE" FOR LIABILITY COVERAGES, "ACORD FORM 27 EVIDENCE OF PROPERTY INSURANCE" FOR PROPERTY COVERAGES OR ANOTHER PRE-APPROVED SUBSTITUTE IS THE REQUIRED FORM IN ALL CASES WHERE REFERENCE IS MADE HEREIN TO A "CERTIFICATE OF INSURANCE". The Certificate of Insurance must specify the additional insured status and waivers of subrogation, state the amounts of all deductibles and self-insured retentions, set forth notice requirements for cancellation, material change, or non-renewal of insurance and be accompanied by copies of all required endorsements.

-    INSURANCE REQUIRED FOR CONTRACT TIME

Any and all insurance required hereunder shall be maintained during the entire Contract Time, including any extensions thereto.

-    ADDITIONAL INSURED STATUS

Each insurance policy described herein permitting an additional insured endorsement shall be endorsed, using additional insured endorsement CG 2026 (or broader endorsement) to name as additional insureds Owner and each of its partners, officers, directors, members, owners, agents, and employees (collectively, the "INSURED PARTIES").

-    PRIMARY COVERAGE

The coverage afforded the additional insureds shall be primary insurance. If any additional insureds have other insurance applicable to the loss, such other insurance shall be on an excess or contingent basis and shall apply only to such additional insureds.